UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 15, 2023

AMNEAL PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38485	93-4225266
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Crossing Blvd

Bridgewater, NJ 08807

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (908) 947-3120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	AMRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule of Standard; Transfer of Listing.

On December 15, 2023, Amneal Pharmaceuticals, Inc. (the “Company”), acting pursuant to authorization from its Board of Directors, notified the New York Stock Exchange (the “NYSE”) of the Company’s intention to voluntarily withdraw the listing of its Class A Common Stock, par value $0.01 per share (the “Common Stock”), from the NYSE and transfer the listing to The Nasdaq Stock Market LLC (“Nasdaq”). The Company expects that listing of its Common Stock on the NYSE will end at market close on December 26, 2023 and that the Nasdaq listing will occur at market open on December 27, 2023. The Common Stock has been approved for listing on Nasdaq, where it will continue to trade under its current symbol, “AMRX”.

Item 7.01	Regulation FD Disclosure.

The Company issued the press release attached hereto as Exhibit 99.1 in connection with the transfer of the listing of the Common Stock to Nasdaq.

The information in Item 7.01 of this Current Report on Form 8-K, and Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated December 15, 2023

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2023	AMNEAL PHARMACEUTICALS, INC.

	By:	/s/ Anastasios Konidaris
	Name:	Anastasios Konidaris
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)